Camelot Excalibur Small Cap Income Fund

Class A: CEXAX Class I: CEXIX

SUMMARY PROSPECTUS

February 1, 2018

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.camelotfunds.com. You can also get this information at no cost by calling 1-855-226-3863, emailing support@camelotportfolios.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated February 1, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The investment objective of the Camelot Excalibur Small Cap Income Fund (the “Fund” or “Small Cap Income Fund”) is current income with capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 21 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 43 and Waiver of Up-Front Sales Charge on Class A Shares on page 44.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	1.45%	1.45%
Interest Expenses and Dividend Expenses on Short Sales	0.02%	0.02%
Remaining Other Expenses	1.43%	1.43%
Acquired Fund Fees and Expenses[1]	0.38%	0.38%
Total Annual Fund Operating Expenses	3.08%	2.83%
Fee Waiver and/or Expense Reimbursement[2]	(0.93)%	(0.93)%
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Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.15%	1.90%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.75% and 1.50% for Class A shares and Class I shares, respectively, through January 31, 2019. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor; and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class I
1	$780	$193
3	$1,389	$789
5	$2,020	$1,411
10	$3,710	$3,088

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended September 30, 2017 was 25%.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (including common stocks, preferred stocks, real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”)) of domestic and foreign, including emerging market, small capitalization companies (either by investing directly or indirectly through other investment companies) that are traded on a U.S. exchange, writing put options on such securities, and writing covered call options on securities held in its portfolio.  The Fund writes (sells) puts and covered calls in an attempt to generate increased income, reduce the volatility of the Fund and to enter and exit positions. The Fund will invest some or all of the amounts segregated to cover the put options written in cash equivalents and/or short-term bonds to generate additional income. The Fund receives a premium from the purchaser of the call, which generates income for the Fund and may reduce the volatility of the Fund because the premium will reduce any losses on the underlying securities, but only by the amount of the premium.

Typically, the Fund will (i) hold the securities of approximately 25-100 small capitalization companies (defined by the Advisor as companies with market capitalizations under $4 billion) that are currently paying dividends or have the potential to pay dividend in the future, (ii) write put options on small capitalization companies and (iii) write call options on the securities held in its portfolio. Under normal market conditions, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in the small capitalization investments. Small capitalization investments include equity securities, and covered call and put options written on the equity securities of domestic and foreign, including emerging market, small capitalization companies.

The Fund relies on the analysis and professional judgment of the Advisor. The Advisor will select companies for investment by the Fund that it believes to be attractively valued and are a strong long-term total return investment opportunity for the Fund. This philosophy is based on a fundamental analysis of the companies in which the Fund invests

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and focuses on current and potential future cash flow generation of the company. The Advisor may sell an investment when it determines that the price of a security is greater than its value or when it identifies better investment opportunities for the Fund.

The Advisor seeks to invest in companies that operate with integrity in relation to all stakeholders (stockholder, employees, customers, community, and the environment).  Preference in the Fund’s portfolio will be given to companies that, in the Advisor’s opinion, demonstrate integrity (a high regard for life, family values, liberty, and stewardship).  As determined by the Advisor, integrity is demonstrated by engaging in business activities including, but not limited to the following:

  Stockholders – strong stewardship of capital & authority (such as returning capital to shareholders (dividends & prudent stock buybacks), wise acquisitions, prudent balance sheet, reasonable executive compensation)
  Employees – treating them ethically and providing opportunities for growth & enhancement (such as providing proper training)
  Customers – treating them ethically and providing products or services that do not harm or take advantage of those who are vulnerable
  Community and Environment – treating them ethically and seeking to have a positive & supportive impact.

The Advisor believes there are certain business activities that violate these principles, and companies that engage in these business activities are excluded from the Fund’s portfolio.  These business activities include, but are not be limited to:

  Abortion:  manufacturing of emergency contraceptives or abortifacients (i.e., drugs or devices used to cause an abortion), being a medical facility that performs elective abortions, and insuring elective abortions regardless of whether these activities are primary business activities
  Pornography: producing pornography or operating adult clubs, intentionally distributing pornography as a primary business activity
  Gambling: manufacturing gambling or gaming devices as a primary business activity
  Tobacco: producing or distributing tobacco products as a primary business activity
  Financial Usury: auto title lending, check cashing, pay day lending, refund anticipation lending, and renting-to-own as a primary business activity

The Advisor defines a primary business activity as one from which 5% or more of a company’s revenue is derived.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

  Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.
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  Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.
  Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
  Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  MLP and MLP-Related Securities Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the Fund could receive a corrected 1099, and it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation
  Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price, which would result in substantial losses to the Fund.
  Preferred Stock Risk. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.
  REIT.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
  Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
  Smaller Capitalization Stock Risk.  Smaller-sized companies may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.
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  Stock Market Value Risk. Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class I shares would be different from Class A shares because Class I shares have different expenses than Class A shares. Performance information for Class I shares will be included in the performance table after the share class has been in operation for one complete calendar year. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 855-226-3863 and on the Fund’s website at www.CamelotFunds.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 6.21% (quarter ended December 31, 2016), and the lowest return for a quarter was (10.87%) (quarter ended September 30, 2015).

Average Annual Total Returns

(for the periods ended December 31, 2017)

Class A	1 Year	Since inception (12/31/13)
Return Before Taxes	6.85%	1.53%
Return After Taxes on Distributions	(1.04)%	(1.82)%
Return After Taxes on Distributions and Sale of Fund Shares	0.79%	(0.71)%
Class I		Since inception (12/30/16)
Return Before Taxes	6.65%	6.63%
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Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	14.65%	8.67%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Camelot Funds, LLC, is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Darren Munn, Chief Investment Officer and Chairman of the Advisor, serves as the Fund's Portfolio Manager. Mr. Munn is primarily responsible for the day-to-day management of the Fund. He has served the Fund in this capacity since the Fund commenced operations in 2013.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A shares of the Fund is $1,000, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares of the Fund is $100,000, or $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.